UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2010

                       Atlantic Coast Federal Corporation
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

         Federal                         000-50962               59-3764686
         -------                         ---------               ----------
(State or other jurisdiction)     (Commission File No.)       (I.R.S. Employer
     of incorporation)                                       Identification No.)

Address of principal executive offices:  505 Haines Avenue, Waycross,
                                         Georgia 31501
                                         ---------------------------------------

Registrant's telephone number, including area code:  (800) 342-2824
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant
---------------------------------------------------------

On March 31, 2010, the Audit Committee of Atlantic Coast Federal Corporation (the "Company") met and dismissed Crowe Horwath LLP ("Crowe") as the Company's independent accountant. The Company's financial statements in recent years, including the years ended December 31, 2009 and 2008, were audited by Crowe. On March 31, 2010 the Audit Committee also approved the engagement of McGladrey & Pullen, LLP ("McGladrey") as the Company's independent accountant for the fiscal year ending December 31, 2010.

The reports of Crowe on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through March 31, 2010, there were no disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe would have caused Crowe to make reference thereto in its report on the Company's financial statements. During the two most recent fiscal years and through March 31, 2010, there were no reportable events (as set forth in Regulation S-K Item 304(a)(1)(v)) with Crowe. A copy of this Form 8-K has been furnished to Crowe, and the letter of that firm is attached as Exhibit 16 to this report.

During the two most recent fiscal years and through March 31, 2010, neither the Company nor anyone on its behalf consulted with McGladrey regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject matter of a disagreement or reportable event with the former independent accountant (as set forth in Regulation S-K Item 304 (a)(1)(iv) or (v)).


Item 9.01.  Financial Statements and Exhibits.
----------------------------------------------

     (a) Financial Statements of Businesses Acquired: None

     (b) Pro Forma Financial Information: None

     (c) Shell Company Transaction: None

     (d) Exhibits:

         Exhibit 16: Letter with regard to the change in certifying accountant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       ATLANTIC COAST FEDERAL CORPORATION


DATE:  April 5, 2010                   By: /s/ Robert J. Larison, Jr.
                                           -------------------------------
                                           Robert J. Larison, Jr.
                                           President and Chief Executive Officer